                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                FEBRUARY 3, 1999
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)



                                AMAZON.COM, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                000-22513             91-1646860
       (STATE OR OTHER      (COMMISSION FILE NO.)      (IRS EMPLOYER
        JURISDICTION                                 IDENTIFICATION NO.)
       OF INCORPORATION)

                1516 SECOND AVENUE, SEATTLE, WASHINGTON 98101
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (206) 622-2335
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS

        On February 3, 1999, Amazon.com, Inc. completed the sale of its private offering of $1,250,000,000 aggregate principal amount of 4 3/4% Convertible Subordinated Notes due 2009.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


        (c) Exhibits

                4.1 Indenture, dated as of February 3, 1999, between Amazon.com, Inc. and The Bank of New York, as trustee, including the form of 4 3/4% Convertible Subordinated Note due 2009 attached as Exhibit A thereto.

                4.2 Registration Rights Agreement, dated as of February 3, 1999, by and among Amazon.com, Inc. and the Initial Purchasers.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  AMAZON.COM, INC.
                                  (REGISTRANT)



Dated: February 3, 1999           By:  \s\ Joy D. Covey
                                       -----------------------------------
                                      Joy D. Covey
                                      Chief Financial Officer, Vice President of
                                      Finance and Administration and Secretary


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                                  EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

4.1                 Indenture, dated as of February 3, 1999, between Amazon.com,
                    Inc. and The Bank of New York, as trustee, including the form of 4 3/4% Convertible Subordinated Note due 2009 attached as Exhibit A thereto.

4.2 Registration Rights Agreement, dated as of February 3, 1999, by and among Amazon.com, Inc. and the Initial Purchasers.